                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                           GENESISINTERMEDIA.COM, INC.
             (Exact name of the Registrant as Specified in its Charter)

                           --------------------------

       DELAWARE                                               95-4710370
(State of Incorporation)                               (IRS Employer I.D. No.)

                             13063 VENTURA BOULEVARD,
                       STUDIO CITY, CALIFORNIA 91604-2238
                    (Address of Principal Executive Offices)

If this form relates to the               If this form relates to the
registration of a class of                registration of a class of securities
securities pursuant to                    pursuant to Section 12(g) of the
Section 12(b) of the Exchange             Exchange Act and is effective pursuant
Act and is effective pursuant             to General Instruction A.(d), please
to General Instruction  A.(c),            check the following box  /X/.
please check the following box / /.

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES: 333-66281


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                              None.

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                           Common Stock
                                         (Title of class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     COMMON STOCK. The description of the common stock, par value $.001 (the "Common Stock"), of GenesisIntermedia.com, Inc., a Delaware corporation (the "Registrant") is incorporated herein by reference to the information presented under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2 (the "Form SB-2"), Registration No. 333-66281, filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). In the event the Registrant subsequently files a prospectus pursuant to Rule 424(b) under the Securities Act with the Commission, the description of the Common Stock of the Registrant shall be deemed to be incorporated by reference to the information presented under the caption "Description of Capital Stock" in such prospectus and not be deemed to be incorporated by reference to the Form SB-2.

     Such summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Registrant's Certificate of Incorporation and the certificates representing the Registrant's Common Stock, which are exhibits to the Form SB-2 and are incorporated herein by reference.

ITEM 2. EXHIBITS


Exhibit
Number               Description
-------              -----------

2.1 Certificate of Incorporation of the Registrant (filed as Exhibit 3.3 to the Form SB-2).(1)

2.2       Bylaws of the Registrant (filed as Exhibit 3.5 to the Form SB-2).(2)

2.3 Certificate of Amendment of Certificate of Incorporation of Genesis Delaware filed with the Delaware Secretary of State on December 3, 1998 (filed as Exhibit 3.6 to the Form SB-2, Commission file No. 333-66281)(incorporated by reference) (3).


2.4 Specimen Certificate of Common Stock (filed as Exhibit 4.1 to the Form SB-2).(4)



-----------------
          (1) Incorporated by reference to Exhibit 3.3 to the Form SB-2 (File No. 333-66281).

          (2) Incorporated by reference to Exhibit 3.5 to the Form SB-2 (File No. 333-66281).

          (3) Incorporated by reference to Exhibit 3.6 to the Form SB-2 (File No. 333-66281)

          (4) Incorporated by reference to Exhibit 4.1 to the Form SB-2 (File No. 333-66281).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GENESISINTERMEDIA.COM, a Delaware
                                       corporation
                                                (Registrant)



Date: December 9, 1998                 By: /s/ RAMY EL-BATRAWI
                                          ----------------------
                                               Ramy El-Batrawi
                                               Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit                                                           Sequentially
Number          Description                                      Numbered Page
-------         -----------                                      -------------
  2.1           Certificate of Incorporation of the Registrant
                (filed as Exhibit 3.3 to the Form SB-2
                Commission File No. 333-66281)(incorporated by         +
                reference)

  2.2           Bylaws of the Registrant (filed as Exhibit 3.5
                to the Form SB-2, Commission File No. 333-66281)       +
                (incorporated by reference)

  2.3           Certificate of Amendment of Certificate of
                Incorporation of Genesis Delaware filed with the
                Delaware Secretary of State on December 3, 1998        +
                (filed as Exhibit 3.6 to the Form SB-2, Commission file No. 333-66281)(incorporated by reference).

  2.4           Specimen Certificate of Common Stock (filed as
                Exhibit 4.1 to the Form SB-2, Commission File          +
                No. 333-66281)(incorporated by reference)


---------------
+  Incorporated by reference pursuant to Rule 12b-32.